UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-00750

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds II

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2018

Item 1. Reports to Stockholders

Annual report

US equity mutual fund

Delaware Value® Fund

November 30, 2018

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. We are active managers who prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 75 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Value® Fund at delawarefunds.com/literature.

Manage your account online

•	Check your account balance and transactions
•	View statements and tax forms
•	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following registered investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Capital Investment Management LLC.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2018, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2019 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware Value® Fund	December 11, 2018

Performance preview (for the year ended November 30, 2018)
Delaware Value Fund (Institutional Class shares)	1-year return	+7.36%
Delaware Value Fund (Class A shares)	1-year return	+7.10%
Russell 1000 ® Value Index (benchmark)	1-year return	+2.96%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Value Fund, please see the table on page 4.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

US stock prices moved higher during the Fund’s fiscal year ended Nov. 30, 2018, accompanied by an increase in volatility. There were four corrective phases in the broad-market S&P 500® Index, each between -6% and -10%, during the 12-month period. While it’s difficult, in our view, to pinpoint the reasons — perhaps volatility had simply been too low for too long — several developments appeared to put investors on edge, including rising interest rates, a more-restrictive global trade environment, concern about rising deficits and debt, waning US Federal Reserve stimulus, and the potential for higher inflation.

Early in the Fund’s fiscal year, Congressional Republicans passed their tax bill, which was signed into law in December 2017. The market’s reaction was generally positive as investors appeared to discount a boost in corporate earnings that could result from a lower tax rate. The Federal Open Market Committee (FOMC) implemented four quarter-point rate increases during the period, three of which occurred under its new chair, Jerome Powell. These increases raised the federal funds rate target range to 2.00%–2.25%. The economy appeared on solid footing throughout the fiscal year as evidenced by higher growth of real gross domestic product (GDP, a measure of goods and services a nation produces), robust consumer sentiment, very low unemployment, a surge in corporate earnings, and rising business investment.

Throughout the fiscal year, we maintained our value-oriented approach to managing the Fund. In all market conditions, we try to look past the market’s short-term concerns about companies and focus on their long-term revenue, earnings, and cash-flow potential. Although high valuations have tempered our performance expectations for the US equity market, our long-term outlook for stocks — especially those value-oriented, higher-quality stocks that we emphasize in the Fund — remains positive.

Portfolio management review

Delaware Value® Fund

Longer-term interest rates rose during the 12-month period. The yield on the benchmark 10-year Treasury note settled at 3.01%, up from 2.39% when the fiscal year began. Notably, the yield curve continued to flatten as the spread between the 2-year and 10-year Treasury notes fell to 0.19% from 0.62% a year earlier. The spread had not dipped below 0.50% since 2007. Additionally, the average interest rate for a 30-year fixed mortgage climbed to 4.8% from 3.9%, a level not reached in more than seven years. (Sources: FactSet, Dow Jones, Freddie Mac).

Crude oil prices fell sharply toward the end of the fiscal period and were down more than -30% from their October 2018 highs. The price decline for the fiscal year was more modest, around -8%, as Brent crude settled at $58.71 a barrel. (Source: U.S. Energy Information Administration.) Several developments put renewed pressure on oil prices, including investors’ fears about slowing global growth, higher production from Iran following the Trump Administration’s sanction waivers, rising crude inventories, and negative market psychology arising from low takeaway capacity in the Permian Basin.

Within the Fund

For the fiscal year ended Nov. 30, 2018, Delaware Value Fund outperformed its benchmark, the Russell 1000 Value Index. The Fund’s Institutional Class shares gained 7.36%. The Fund’s Class A shares rose 7.10% at net asset value (NAV) and rose 0.94% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark gained 2.96%. For complete, annualized performance of Delaware Value Fund, please see the table on page 4.

Stock selection and an overweight allocation in the healthcare sector made strong contributions to the Fund’s relative returns. Pharmacy benefit manager Express Scripts Holding Co. led performance in the sector and in the Fund.

Investors have generally reacted positively to the pending acquisition of Express Scripts by Cigna Corp., which seeks to expand its customer base, provide a wider array of services, and position itself to further deliver on cost containment.

Investments in the information technology and energy sectors also made large contributions to relative performance. The Fund’s position in CA Technologies, a provider of IT management software and solutions, led the way in technology. In July, the company agreed to be acquired by semiconductor developer Broadcom in an all-cash deal worth $18.9 billion — a premium to CA Technologies’ share price at that time.

In energy, exploration and production (E&P) company ConocoPhillips was a significant contributor to the Fund’s performance. The company continued to benefit from moves it has made to strengthen its finances and improve efficiency, including selling off less-productive assets, reducing debt, and focusing its production in several US shale basins. Additionally, break-even costs have continued to trend lower.

Stock selection in the utilities sector hurt the Fund’s relative performance the most during the 12-month period. The Fund’s one holding in the sector, Southern California-based Edison International, was weakest among all holdings. Its shares fell in response to investors’ concerns about liabilities associated with the wildfires in its service area. Specifically, there were fears of a potential dividend cut and the possibility of unlimited liability because recently passed legislation did not address wildfire damages for 2018. Despite the scale and destruction of the Woolsey fire, we don’t think that the potential liability would be large enough to force a dividend cut. Additionally, the California Public Utility Commission (CPUC) indicated it would cap the amount of wildfire expenses the utility could pay. We believe the market has overly discounted Edison International’s current and future wildfire liability risk. That said, we will continue to closely monitor the stock’s valuation, the California utility business environment, and any company-specific changes.

Halliburton Co., a provider of energy services, was a significant detractor from the Fund’s performance. The company’s operations have remained under pressure as international markets have been slow to recover, E&P budgets in the United States have been pared back, and activity levels have fallen (notably in the Permian Basin). To this last point, the build-out of pipelines and other infrastructure in the Permian Basin appears likely to lead to a rebound in activity levels, in our view.

Another notable detractor for the Fund during the fiscal year was diversified chemical manufacturer DowDuPont Inc. The company has faced higher cost pressures, mostly from rising input prices, as well as foreign-exchange headwinds. Since approximately two-thirds of DowDuPont’s revenue comes from outside the US, we believe rising trade tensions and potential tariffs have likely weighed on its shares as well.

During the fiscal year, there was one full position sale and purchase in the Fund. We exited the Fund’s position in integrated oil company Chevron Corp., reducing our target weight in the energy sector to 12%. A longtime Fund holding that had been a solid performer, Chevron’s shares were near their all-time high reached in 2014 before the oil-market correction, and within 10%

of our price target. We used the proceeds of this sale to purchase American International Group Inc. (AIG), a leading global multi-line insurer that we found attractively valued. AIG has significantly changed since it nearly went bankrupt during the global financial crisis. More recently, AIG has faced new challenges owing to poor underwriting in its core property and casualty business. This led to significant reserve charges and turnover in senior- and mid-level management. Consequently, financial and share-price performance was weak relative to peers. Valuation looked attractive to us and a new, highly regarded management team took steps to improve balance-sheet strength and underwriting discipline. In our view, AIG offers attractive upside potential if it can deliver on its business turnaround. The purchase raised the Fund’s target weight in the financial sector to 15%.

Throughout the fiscal year, we maintained our value-oriented approach to managing the Fund. In all market conditions, we try to look past the market’s short-term concerns about companies and focus on their long-term revenue, earnings, and cash-flow potential. Although high valuations have tempered our performance expectations for the US equity market, our long-term outlook for stocks — especially those value-oriented, higher-quality stocks that we emphasize in the Fund — remains positive.

Performance summary

Delaware Value ® Fund	November 30, 2018

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2018

	1 year	5 years	10 years	Lifetime
Class A (Est. Sept. 15, 1998)
Excluding sales charge	+7.10%	+9.35%	+13.75%	+7.76%
Including sales charge	+0.94%	+8.06%	+13.08%	+7.45%

Class C (Est. May 1, 2002)
Excluding sales charge	+6.29%	+8.54%	+12.89%	+6.99%
Including sales charge	+5.29%	+8.54%	+12.89%	+6.99%

Class R (Est. Sept. 1, 2005)
Excluding sales charge	+6.82%	+9.07%	+13.46%	+7.84%
Including sales charge	+6.82%	+9.07%	+13.46%	+7.84%

Institutional Class (Est. Sept. 15, 1998)
Excluding sales charge	+7.36%	+9.63%	+14.02%	+7.98%
Including sales charge	+7.36%	+9.63%	+14.02%	+7.98%

Class R6 (Est. May 2, 2016)
Excluding sales charge	+7.46%	n/a	n/a	+10.78%
Including sales charge	+7.46%	n/a	n/a	+10.78%

Russell 1000 Value Index	+2.96%	+8.65%	+12.46%	+7.45%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to May 2, 1994, and (ii) 0.25% of average daily net assets representing shares acquired on or after May 2, 1994. All Class A shares currently bear

12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no distribution and service fee.

Holding a relatively concentrated portfolio of a limited number of securities may increase risk because each investment has a greater effect on the Fund’s overall performance than would be the case for a more diversified fund.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	0.95%	1.70%	1.20%	0.70%	0.60%
Net expenses (including fee waivers, if any)	0.95%	1.70%	1.20%	0.70%	0.60%
Type of waiver	n/a	n/a	n/a	n/a	n/a

Performance summary

Delaware Value® Fund

Performance of a $10,000 investment1

Average annual total returns from Nov. 30, 2008 through Nov. 30, 2018

For the period beginning Nov. 30, 2008 through Nov. 30, 2018	Starting value	Ending value
Delaware Value Fund — Institutional Class shares	$10,000	$37,141
Delaware Value Fund — Class A shares	$9,425	$34,183
Russell 1000 Value Index	$10,000	$32,361

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Nov. 30, 2008, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 1000 Value Index as of Nov. 30, 2008. The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of the Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DDVAX	24610C881
Class C	DDVCX	24610C865
Class R	DDVRX	245907860
Institutional Class	DDVIX	24610C857
Class R6	DDZRX	24610C840

Disclosure of Fund expenses

For the six-month period from June 1, 2018 to November 30, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2018 to Nov. 30, 2018.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Value® Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 6/1/18	Ending Account Value 11/30/18	Annualized Expense Ratio	Expenses Paid During Period 6/1/18 to 11/30/18*
Actual Fund return†
Class A	$1,000.00	$1,031.00	0.92%	$4.68
Class C	1,000.00	1,027.40	1.67%	8.49
Class R	1,000.00	1,029.60	1.17%	5.95
Institutional Class	1,000.00	1,032.20	0.67%	3.41
Class R6	1,000.00	1,032.70	0.57%	2.90

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.46	0.92%	$4.66
Class C	1,000.00	1,016.70	1.67%	8.44
Class R	1,000.00	1,019.20	1.17%	5.92
Institutional Class	1,000.00	1,021.71	0.67%	3.40
Class R6	1,000.00	1,022.21	0.57%	2.89

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector allocation and top 10 equity holdings
Delaware Value® Fund	As of November 30, 2018(Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock²	95.88%
Communication Services	6.10%
Consumer Discretionary	6.10%
Consumer Staples	5.89%
Energy	11.22%
Financials	15.00%
Healthcare	25.04%
Industrials	8.66%
Information Technology	9.03%
Materials	2.92%
Real Estate	3.15%
Utilities	2.77%

Short-Term Investments	3.87%

Total Value of Securities	99.75%

Receivables and Other Assets Net of Liabilities	0.25%

Total Net Assets	100.00%

² Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s prospectus and statement of additional information, the Healthcare sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940). The Healthcare sector consisted of healthcare products, healthcare services, and pharmaceuticals. As of Nov. 30, 2018, such amounts, as a percentage of total net assets were 3.22%, 2.74%, and 19.08%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Healthcare sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Merck & Co.	3.26%
Pfizer	3.26%
Express Scripts Holding	3.22%
Abbott Laboratories	3.21%
Johnson & Johnson	3.15%
Equity Residential	3.14%
CVS Health	3.13%
Verizon Communications	3.13%
Bank of New York Mellon	3.11%
Waste Management	3.11%

Schedule of investments

Delaware Value® Fund	November 30, 2018

	Number of shares	Value (US $)
Common Stock – 95.88%²

Communication Services – 6.10%
AT&T	13,104,008	$409,369,210
Verizon Communications	7,160,033	431,749,990

		841,119,200

Consumer Discretionary – 6.10%
Dollar Tree †	4,893,358	424,596,674
Lowe’s	4,410,266	416,196,802

		840,793,476

Consumer Staples – 5.89%
Archer-Daniels-Midland	8,344,637	384,020,195
Mondelez International Class A	9,517,960	428,117,841

		812,138,036

Energy – 11.22%
ConocoPhillips	5,920,284	391,804,395
Halliburton	11,552,399	363,091,901
Marathon Oil	23,273,400	388,433,046
Occidental Petroleum	5,738,022	403,210,806

		1,546,540,148

Financials – 15.00%
Allstate	4,440,482	396,046,590
American International Group	9,095,300	393,371,725
Bank of New York Mellon	8,367,274	429,324,829
BB&T	8,235,123	420,814,785
Marsh & McLennan	4,827,487	428,198,097

		2,067,756,026

Healthcare – 25.04%
Abbott Laboratories	5,984,200	443,130,010
Cardinal Health	7,696,344	421,990,541
CVS Health	5,387,202	432,053,600
Express Scripts Holding †	4,376,775	444,111,359
Johnson & Johnson	2,953,012	433,797,463
Merck & Co.	5,667,942	449,694,518
Pfizer	9,712,058	448,988,441
Quest Diagnostics	4,267,685	377,988,860

		3,451,754,792

Industrials – 8.66%
Northrop Grumman	1,431,462	372,008,345
Raytheon	2,245,634	393,749,466
Waste Management	4,572,499	428,671,781

		1,194,429,592

Information Technology – 9.03%
Cisco Systems	8,667,647	414,920,262

	Number of shares	Value (US $)
Common Stock² (continued)

Information Technology (continued)
Intel	8,690,829	$428,544,778
Oracle	8,242,600	401,909,176

		1,245,374,216

Materials – 2.92%
DowDuPont	6,964,753	402,910,961

		402,910,961

Real Estate – 3.15%
Equity Residential	6,084,100	433,492,125

		433,492,125

Utilities – 2.77%
Edison International	6,912,000	382,371,840

		382,371,840

Total Common Stock (cost $9,652,408,443)		13,218,680,412

	Principal amount°
Short-Term Investments – 3.87%

Discount Note – 1.28%≠
Federal Home Loan Bank 1.333% 12/3/18	176,590,626	176,590,626

		176,590,626

Repurchase Agreements – 2.59%
Bank of America Merrill Lynch 2.20%, dated 11/30/18, to be repurchased on 12/3/18, repurchase price $43,078,781 (collateralized by US government obligations 1.50%–1.75% 12/31/20–2/28/23; market value $43,932,327)	43,070,884	43,070,884
Bank of Montreal 2.15%, dated 11/30/18, to be repurchased on 12/3/18, repurchase price $118,466,153 (collateralized by US government obligations 0.00%–3.75% 12/6/18–11/15/47; market value $120,813,831)	118,444,932	118,444,932
BNP Paribas 2.25%, dated 11/30/18, to be repurchased on 12/3/18, repurchase price $194,807,796 (collateralized by US government obligations 0.00%–2.875% 3/31/20–8/15/46; market value $198,666,736)	194,771,277	194,771,277

		356,287,093

Total Short-Term Investments (cost $532,858,097)		532,877,719

Total Value of Securities – 99.75% (cost $10,185,266,540)		$13,751,558,131

Schedule of investments

Delaware Value® Fund

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

†	Non-income producing security.

Summary of abbreviations:

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities

Delaware Value® Fund	November 30, 2018

Assets:
Investments, at value[1]	$13,751,558,131
Receivable for fund shares sold	46,352,771
Dividends and interest receivable	26,060,896
Receivable for securities sold	1,249,818

Total assets	13,825,221,616

Liabilities:
Cash overdraft	231,116
Payable for securities purchased	15,499,938
Payable for fund shares redeemed	13,181,200
Investment management fees payable to affiliates	5,732,130
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	2,597,889
Distribution fees payable to affiliates	922,522
Other accrued expenses	629,036
Dividend disbursing and transfer agent fees and expenses payable to affiliates	111,123
Trustees’ fees and expenses payable to affiliates	104,969
Accounting and administration expenses payable to affiliates	42,684
Legal fees payable to affiliates	21,468
Reports and statements to shareholders expenses payable to affiliates	11,857

Total liabilities	39,085,932

Total Net Assets	$13,786,135,684

Net Assets Consist of:
Paid-in capital	$9,669,021,364
Total distributable earnings (loss)	4,117,114,320

Total Net Assets	$13,786,135,684

Statement of assets and liabilities

Delaware Value® Fund

Net Asset Value
Class A:
Net assets	$2,135,717,276
Shares of beneficial interest outstanding, unlimited authorization, no par	95,806,124
Net asset value per share	$22.29
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$23.65

Class C:
Net assets	$545,157,339
Shares of beneficial interest outstanding, unlimited authorization, no par	24,526,981
Net asset value per share	$22.23

Class R:
Net assets	$116,329,568
Shares of beneficial interest outstanding, unlimited authorization, no par	5,222,678
Net asset value per share	$22.27

Institutional Class:
Net assets	$10,406,840,049
Shares of beneficial interest outstanding, unlimited authorization, no par	466,700,077
Net asset value per share	$22.30

Class R6:
Net assets	$582,091,452
Shares of beneficial interest outstanding, unlimited authorization, no par	26,101,933
Net asset value per share	$22.30
[1] Investments, at cost	$10,185,266,540

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Value® Fund	Year ended November 30, 2018

Investment Income:
Dividends	$305,461,431
Interest	2,771,030

308,232,461

Expenses:
Management fees	67,158,655
Distribution expenses – Class A	5,589,947
Distribution expenses – Class C	5,650,456
Distribution expenses – Class R	681,602
Dividend disbursing and transfer agent fees and expenses	16,158,057
Accounting and administration expenses	2,345,125
Reports and statements to shareholders expenses	810,169
Trustees’ fees and expenses	619,254
Legal fees	612,238
Registration fees	371,178
Custodian fees	294,782
Audit and tax fees	35,800
Other	309,871

100,637,134
Less expenses paid indirectly	(24,395)

Total operating expenses	100,612,739

Net Investment Income	207,619,722

Net Realized and Unrealized Gain:
Net realized gain on investments	523,443,267
Net change in unrealized appreciation (depreciation) of investments	185,716,516

Net Realized and Unrealized Gain	709,159,783

Net Increase in Net Assets Resulting from Operations	$916,779,505

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Value® Fund

	Year ended
	11/30/18	11/30/17
Increase in Net Assets from Operations:
Net investment income	$207,619,722	$216,915,719
Net realized gain	523,443,267	299,686,219
Net change in unrealized appreciation (depreciation)	185,716,516	1,150,972,891

Net increase in net assets resulting from operations	916,779,505	1,667,574,829

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(90,073,096)	(77,962,080)
Class C	(18,334,706)	(11,486,945)
Class R	(5,523,492)	(3,330,140)
Institutional Class	(384,849,452)	(232,942,425)
Class R6	(14,056,961)	(2,437,062)

	(512,837,707)	(328,158,652)

Capital Share Transactions:
Proceeds from shares sold:
Class A	286,545,445	449,459,363
Class C	58,533,345	26,452,329
Class R	27,476,260	54,202,112
Institutional Class	3,402,163,441	3,794,049,428
Class R6	357,871,953	278,866,747

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	87,199,952	75,034,174
Class C	17,471,179	10,836,700
Class R	5,508,322	3,318,362
Institutional Class	358,423,181	217,455,536
Class R6	13,835,974	2,437,062

	4,615,029,052	4,912,111,813

	Year ended
	11/30/18	11/30/17
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(701,697,151)	$(2,342,022,683)
Class C	(156,119,824)	(316,050,970)
Class R	(91,542,974)	(89,230,085)
Institutional Class	(2,898,608,327)	(4,593,736,571)
Class R6	(74,570,266)	(28,232,162)

	(3,922,538,542)	(7,369,272,471)

Increase (decrease) in net assets derived from capital share transactions	692,490,510	(2,457,160,658)

Net Increase (Decrease) in Net Assets	1,096,432,308	(1,117,744,481)

Net Assets:
Beginning of year	12,689,703,376	13,807,447,857

End of year[1]	$13,786,135,684	$12,689,703,376

[1]

Net Assets – End of year includes undistributed net investment income of $43,437,996 in 2017. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Nov. 30, 2018, the Fund has adopted amendments to Regulation S-X (see Note 12 in “Notes to financial statements”). For the year ended Nov. 30, 2017, the dividends and distributions to shareholders were as follows:

	Class A	Class C	Class R	Institutional Class	Class R6
Dividends from net investment income	$(46,154,015)	$(4,972,550)	$(2,014,628)	$(158,740,542)	$(2,387,072)
Distributions from net realized gains	(31,808,065)	(6,514,395)	(1,315,512)	(74,201,883)	(49,990)

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Value® Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

11/30/18	11/30/17	11/30/16	11/30/15	11/30/14

$21.63	$19.56	$18.15	$18.20	$16.06

0.32	0.29	0.30	0.30	0.26
1.19	2.23	1.65	(0.08)	2.12

1.51	2.52	1.95	0.22	2.38

(0.33)	(0.29)	(0.30)	(0.27)	(0.24)
(0.52)	(0.16)	(0.24)	—	—

(0.85)	(0.45)	(0.54)	(0.27)	(0.24)

$22.29	$21.63	$19.56	$18.15	$18.20

7.10%	13.05%	11.02%	1.21%	14.92%

$2,135,717	$2,392,927	$3,928,981	$2,922,966	$2,410,759
0.93%	0.95%	0.97%	0.98%	0.98%
1.44%	1.43%	1.64%	1.63%	1.51%
20%	16%	9%	12%	7%

Financial highlights

Delaware Value® Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

11/30/18	11/30/17	11/30/16	11/30/15	11/30/14

$21.57	$19.50	$18.10	$18.15	$16.01

0.15	0.14	0.17	0.16	0.13
1.18	2.23	1.63	(0.08)	2.12

1.33	2.37	1.80	0.08	2.25

(0.15)	(0.14)	(0.16)	(0.13)	(0.11)
(0.52)	(0.16)	(0.24)	—	—

(0.67)	(0.30)	(0.40)	(0.13)	(0.11)

$22.23	$21.57	$19.50	$18.10	$18.15

6.29%	12.26%	10.18%	0.45%	14.10%

$545,157	$607,974	$818,879	$622,246	$415,076
1.68%	1.70%	1.72%	1.73%	1.74%
0.69%	0.68%	0.89%	0.88%	0.75%
20%	16%	9%	12%	7%

Financial highlights

Delaware Value® Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

11/30/18	11/30/17	11/30/16	11/30/15	11/30/14

$21.61	$19.54	$18.14	$18.19	$16.05

0.26	0.24	0.26	0.25	0.22
1.19	2.23	1.63	(0.08)	2.11

1.45	2.47	1.89	0.17	2.33

(0.27)	(0.24)	(0.25)	(0.22)	(0.19)
(0.52)	(0.16)	(0.24)	—	—

(0.79)	(0.40)	(0.49)	(0.22)	(0.19)

$22.27	$21.61	$19.54	$18.14	$18.19

6.82%	12.78%	10.70%	0.95%	14.63%

$116,330	$170,221	$184,004	$113,080	$37,236
1.18%	1.20%	1.22%	1.23%	1.24%
1.19%	1.18%	1.39%	1.38%	1.25%
20%	16%	9%	12%	7%

Financial highlights

Delaware Value® Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

11/30/18	11/30/17	11/30/16	11/30/15	11/30/14

$21.64	$19.56	$18.16	$18.21	$16.06

0.37	0.34	0.35	0.34	0.30
1.19	2.23	1.63	(0.08)	2.13

1.56	2.57	1.98	0.26	2.43

(0.38)	(0.33)	(0.34)	(0.31)	(0.28)
(0.52)	(0.16)	(0.24)	—	—

(0.90)	(0.49)	(0.58)	(0.31)	(0.28)

$22.30	$21.64	$19.56	$18.16	$18.21

7.36%	13.38%	11.23%	1.47%	15.26%

$10,406,840	$9,242,253	$8,870,934	$5,802,261	$3,946,576
0.68%	0.70%	0.72%	0.73%	0.74%
1.69%	1.68%	1.89%	1.88%	1.75%
20%	16%	9%	12%	7%

Financial highlights

Delaware Value® Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[2]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Portfolio turnover is representative of the Fund for the entire year ended Nov. 30, 2016.

See accompanying notes, which are an integral part of the financial statements.

		5/2/16[1]
Year ended		to
11/30/18	11/30/17	11/30/16

$21.64	$19.57	$18.49

0.39	0.36	0.22
1.19	2.23	1.04

1.58	2.59	1.26

(0.40)	(0.36)	(0.18)
(0.52)	(0.16)	—

(0.92)	(0.52)	(0.18)

$22.30	$21.64	$19.57

7.46%	13.45%	6.83%

$582,092	$276,328	$4,650
0.58%	0.60%	0.62%
1.79%	1.78%	2.01%
20%	16%	9% [4]

Notes to financial statements Delaware Value® Fund	November 30, 2018

Delaware Group® Equity Funds II (Trust) is organized as a Delaware statutory trust and offers one series: Delaware Value Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services –Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended Nov. 30, 2018 and for all open tax years (years ended Nov. 30, 2015–Nov. 30, 2017), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Nov. 30, 2018, the Fund did not incur any interest or tax penalties.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares are not allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Repurchase Agreements – The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 30, 2018, and matured on the next business day.

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended Nov. 30, 2018.

Notes to financial statements

Delaware Value® Fund

1. Significant Accounting Policies (continued)

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expense paid under this arrangement is included on the “Statement of operations” under “Custodian fees” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Nov. 30, 2018, the Fund earned $15,075 under this arrangement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Nov. 30, 2018, the Fund earned $9,320 under this arrangement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund then pays its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Nov. 30, 2018, the Fund was charged $495,483 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds from Dec. 1, 2017 through June 30, 2018 at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. Effective July 1, 2018, the Fund as well as the other Delaware Funds entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rate: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the transfer agent agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Nov. 30, 2018, the Fund was charged $1,991,390 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares pay no 12b-1 fees. The Board has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of (1) 0.10% of the average daily net assets representing shares that were acquired prior to May 2, 1994 and (2) 0.25% of the average daily net assets representing shares that were acquired on or after May 2, 1994. All Class A shareholders will bear 12b-1 fees at the same blended rate, currently 0.25% of average daily net assets, based upon the allocation of the rates described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Nov. 30, 2018, the Fund was charged $384,421 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Nov. 30, 2018, DDLP earned $132,670 for commissions on sales of the Fund’s Class A shares. For the year ended Nov. 30, 2018, DDLP received gross CDSC commissions of $10,677 and $11,545 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended Nov. 30, 2018 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Nov. 30, 2018, the Fund engaged in Rule 17a-7 securities purchases of $2,744,767. The Fund did not engage in Rule 17a-7 securities sales for the year ended Nov. 30, 2018.

Notes to financial statements

Delaware Value® Fund

3. Investments

For the year ended Nov. 30, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$2,502,499,347
Sales	2,555,269,221

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Nov. 30, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$10,215,297,958

Aggregate unrealized appreciation of investments	$3,763,216,611
Aggregate unrealized depreciation of investments	(226,956,438)

Net unrealized appreciation of investments	$3,536,260,173

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2018:

	Level 1	Level 2	Total
Securities
Assets:
Common Stock	$13,218,680,412	$—	$13,218,680,412
Short-Term Investments	—	532,877,719	532,877,719

Total Value of Securities	$13,218,680,412	$532,877,719	$13,751,558,131

During the year ended Nov. 30, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. During the year ended Nov. 30, 2018, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2018 and 2017 were as follows:

	Year ended
	11/30/18	11/30/17
Ordinary income	$335,687,079	$276,585,892
Long-term capital gain	177,150,628	51,572,760

Total	$512,837,707	$328,158,652

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2018, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$9,669,021,364
Undistributed ordinary income	73,969,737
Undistributed long-term capital gains	506,884,410
Net unrealized appreciation on investments	3,536,260,173

Net assets	$13,786,135,684

Notes to financial statements

Delaware Value® Fund

5. Components of Net Assets on a Tax Basis (continued)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	11/30/18	11/30/17
Shares sold:
Class A	12,935,419	22,311,832
Class C	2,625,278	1,319,995
Class R	1,251,214	2,693,424
Institutional Class	153,389,774	188,571,727
Class R6	16,075,393	13,787,470
Shares issued upon reinvestment of dividends and distributions:
Class A	4,025,080	3,752,495
Class C	810,089	543,558
Class R	254,784	165,729
Institutional Class	16,517,102	10,842,713
Class R6	634,657	119,695

	208,518,790	244,108,638

Shares redeemed:
Class A	(31,771,267)	(116,316,380)
Class C	(7,099,249)	(15,658,703)
Class R	(4,159,413)	(4,398,572)
Institutional Class	(130,308,735)	(225,749,293)
Class R6	(3,378,537)	(1,374,374)

	(176,717,201)	(363,497,322)

Net increase (decrease)	31,801,589	(119,388,684)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended Nov. 30, 2018 and 2017, the Fund had the following exchange transactions:

	Exchange Redemptions			Exchange Subscriptions
Year ended	Class A Shares	Class C Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Class R6 Shares	Value
11/30/18	472,928	300,487	801,503	216,185	556,797	801,144	$34,916,213
11/30/17	49,431,930	272,580	2,510,995	22,514	49,668,418	2,510,839	1,044,934,812

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The revolving line of credit available was reduced from $155,000,000 to $130,000,0000 on Sept. 6, 2018. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 5, 2018.

On Nov. 5, 2018, the Fund, along with the other Participants, entered into an amendment to the agreement for a $190,000,000 revolving line of credit. The revolving line of credit available was increased from $190,000,000 to $220,000,000 on Nov. 29, 2018. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 4, 2019.

The Fund had no amounts outstanding as of Nov. 30, 2018, or at any time during the year then ended.

8. Offsetting

Master Repurchase Agreements

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an MRA). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of Nov. 30, 2018, the following table is a summary of the Fund’s repurchase agreements by counterparty which are subject to offset under an MRA:

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$ 43,070,884	$ (43,070,884)	$—	$ (43,070,884)	$—
Bank of Montreal	118,444,932	(118,444,932)	—	(118,444,932)	—
BNP Paribas	194,771,277	(194,771,277)	—	(194,771,277)	—
Total	$356,287,093	$(356,287,093)	$—	$(356,287,093)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of Nov. 30, 2018.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

Notes to financial statements

Delaware Value® Fund

9. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Nov. 30, 2018, the Fund had no securities out on loan.

10. Credit and Market Risk

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Nov. 30, 2018, there were no Rule 144A securities held by the Fund. Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update, ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the “Statement of assets and liabilities” and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the “Statements of changes in net assets.” The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the “Statements of changes in net assets” and certain tax adjustments that were reflected in the “Notes to financial statements.” All of these have been reflected in the Fund’s financial statements.

Notes to financial statements

Delaware Value® Fund

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2018, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds II

and the Shareholders of Delaware Value® Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Value® Fund (constituting Delaware Group® Equity Funds II, referred to hereafter as the “Fund”) as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statements of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 22, 2019

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)

Delaware Value® Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2018, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	34.54%
(B) Ordinary Income Distributions (Tax Basis)[1]	65.46%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[2]	98.77%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on the Fund’s ordinary income distributions.

1 For the fiscal year ended Nov. 30, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 98.76%. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

2 Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

For the fiscal year ended Nov. 30, 2018, certain interest income paid by the Fund, has been determined to be Qualified Interest Income and Short-Term Capital Gains may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended Nov. 30, 2018, the Fund has reported maximum distributions of Qualified Interest Income and Short-Term Capital Gains of $1,962,712 and $36,496,132, respectively.

Board consideration of advisory agreement for Delaware Value Fund at a meeting held August 15-16, 2018

At a meeting held on Aug. 15-16, 2018 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Value Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contract. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the

Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2018, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders (a) through each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the

Other Fund information (Unaudited)

Delaware Value® Fund

Board consideration of advisory agreement for Delaware Value Fund at a meeting held August 15-16, 2018 (continued)

poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2018. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional large-cap value funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 5- and 10-year periods was in the first quartile of its Performance Universe. The Board observed that the Fund’s 1- and 3-year performance results were not in line with the Board’s objective. In evaluating the Fund’s’ performance, the Board considered the Fund’s longer-term performance results, which were very strong, and consequently, the Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for the Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2018, the Fund’s assets exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle1, [2]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett	Chair and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chair since
March 2015
Jerome D. Abernathy	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
July 1959

Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

[1]	Shawn K. Lytle is considered to be an “Interested Trustee ”because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President — Macquarie	59	Trustee — UBS
Investment Management[3]		Relationship Funds,
(June 2015–Present)		SMA Relationship
		Trust, and UBS Funds
Regional Head of		(May 2010–April 2015)
Americas — UBS Global
Asset Management
(April 2010–May 2015)

Private Investor	59	None
(March 2004–Present)

Managing Member,	59	None
Stonebrook Capital
Management, LLC (financial
technology: macro factors
and databases)
(January 1993–Present)
Chief Executive Officer,	59	Director — Banco Santander International (October 2016–Present) Director — Santander Bank, N.A. (December 2016–Present)
Private Wealth Management
(2011–2013) and
Market Manager,
New Jersey Private
Bank (2005–2011) —
J.P. Morgan Chase & Co.

[3]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor (April 2011–Present)	59	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	59

Director; Compensation

Committee and

Governance Committee

Member — Community

Health Systems

Director — Drexel

Morgan & Co.

Director; Audit Committee

Member — vTv

Therapeutics LLC

Director; Audit Committee

Member — FS Credit Real

Estate Income Trust, Inc.

Private Investor (2004–Present)	59	None

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor (January 2017–Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	59	Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011–Present) Director — Carrizo Oil & Gas, Inc. (March 2018–Present)

Vice Chairman (2010–April 2013) — PNC Financial Services Group	59

Director — HSBC North

America Holdings Inc.

(December 2013–Present)

Director — HSBC USA Inc.

(July 2014–Present)

Director —

HSBC Bank USA,

National Association

(July 2014–March 2017)

Director — HSBC

Finance Corporation

(December 2013–April 2018)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Christianna Wood 2005 Market Street Philadelphia, PA 19103 August 1959	Trustee	Since January 2019
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	59

Director of H&R Block

Corporation

(July 2008–Present);

Director of Grange

Insurance (2013-Present);

Trustee of Merger Fund

(August 2009-Present),

WCM Alternatives:

Event-Driven Fund

(March 2017-Present),

and WCM Alternatives:

Credit Event Fund

(December 2017-Present)

Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	59	Director (2009–2017); Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President since
2005 Market Street	General Counsel,	May 2013; General
Philadelphia, PA 19103	and Secretary	Counsel since May 2015;
December 1963		Secretary since
October 2005
Daniel V. Geatens	Vice President	Vice President and
2005 Market Street	and Treasurer	Treasurer since October 2007
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Senior Vice President and
2005 Market Street	and Chief Financial Officer	Chief Financial Officer
Philadelphia, PA 19103		since November 2006
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served	59	None[2]
in various capacities at
different times at
Macquarie Investment
Management.
Daniel V. Geatens has served	59	None[2]
in various capacities at
different times at
Macquarie Investment
Management.
Richard Salus has served	59	None[2]
in various executive capacities
at different times at
Macquarie Investment
Management.

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds®

by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

Jerome D. Abernathy

Managing Member

Stonebrook Capital

Management, LLC

New York, NY

Ann D. Borowiec

Former Chief Executive

Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice

President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY Frances A. Sevilla-Sacasa Former Chief Executive Officer Banco Itaú International Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Christianna Wood

Chief Executive Officer

and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Value® Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

John A. Fry
Lucinda S. Landreth
Thomas K. Whitford
Christianna Wood
Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $31,050 for the fiscal year ended November 30, 2018.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $30,180 for the fiscal year ended November 30, 2017.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2018.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended November 30, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2017.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended November 30, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,325 for the fiscal year ended November 30, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,319 for the fiscal year ended November 30, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2018.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2017.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,748,000 and $11,180,000 for the registrant’s fiscal years ended November 30, 2018 and November 30, 2017, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® EQUITY FUNDS II

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 4, 2019

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 4, 2019